Exhibit 10.4

PATENT AND TRADEMARK SECURITY AGREEMENT

This Patent and Trademark Security Agreement, dated as of August 17, 2017 (this “Agreement”), made by IORA SOFTWARE LIMITED, a company incorporated as a private limited company under the Registrar for Companies for England and Wales with a principal place of business at Chapel House, 1-3 Chapel Street, Guildford, United Kingdom, GUI 3UH (“Grantor”), in favor of MORIAH SOFTWARE MANAGEMENT LP, a Delaware limited partnership with an address at c/o Black Dolphin Capital Management, LLC, One University Plaza, Suite 407, Hackensack, NJ 07601 (together with its successors and assigns, “Lender”).

RECITALS

WHEREAS, the Grantor has an ownership interest in the patents identified on Exhibit 1 hereto (collectively, the “Patents”); and

WHEREAS, the Grantor has an ownership interest in the trademarks identified on Exhibit 2 hereto (collectively, the “Trademarks”); and

WHEREAS, the Grantor and the Lender are parties to that certain Loan and Security Agreement, of even date herewith (as from time to time amended or supplemented, the “Loan Agreement”); and

WHEREAS, the Grantor has granted to Lender a security interest in all of its property and assets, including, without limitation, the Patents and Trademarks, to secure the performance of Grantor’s obligations under the Loan Agreement and the other Loan Documents; and

WHEREAS, it is a condition precedent to the Lender’s entry into the Loan Agreement and the other Loan Documents that the Grantor execute and deliver this Agreement to the Lender; and

WHEREAS, the Grantor and the Lender by this instrument seek to confirm and make a record of the grant of the security interest in the Patents and Trademarks and the assignment of the Patents and Trademarks upon the occurrence of an Event of Default in accordance with the terms of this Agreement; and

WHEREAS, capitalized terms used and not defined herein have the meanings given to them in the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantor hereby agrees, confirms and acknowledges as follows:

1.	The Grantor does hereby acknowledge and confirm that the Patents and Trademarks and the goodwill associated therewith constitute Intellectual Property included in the Collateral pledged by Grantor to Lender pursuant to the Loan Agreement.

2.	The Grantor further acknowledges and confirms that the rights and remedies of Lender with respect to the Patents and Trademarks are more fully set forth in the Loan Agreement and the other Loan Documents, the terms and provisions of which are incorporated herein by reference.

3.	The Grantor hereby irrevocably constitutes and appoints Lender, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in its place and stead and in its name or otherwise, from time to time in Lender’s sole discretion, at such Grantor’s sole cost and expense, to take any and all action and to execute and deliver any and all documents and instruments which Lender may deem reasonably necessary or advisable to (a) accomplish the purposes of perfecting, continuing and preserving, a continuing first priority security interest in the Patents and Trademarks and the goodwill associated therewith in favor of Lender, and (b) effect a transfer of the Patents and Trademarks and the goodwill associated therewith to Lender or to Lender’s designees without further consent or authorization of the Grantor upon the occurrence of an Event of Default. In furtherance and not in limitation of the foregoing, if an Event of Default has occurred and is continuing, the Lender is hereby authorized file with the United States Patent and Trademark Office or with such other governmental authorities, the assignment in the form substantially similar to that of Exhibit A attached to this Agreement, together with such other instruments and documents as the Lender may deem necessary or appropriate to effectuate the foregoing.

4.	Lender is hereby authorized to file or record this Agreement or any other instrument in such public offices and with such governmental authorities, including the United States Patent and Trademark Office, as Lender may determine from time to time for the purpose of evidencing the foregoing grant of security.

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IN WITNESS WHEREOF, this Patent and Trademark Security Agreement has been executed and delivered as of the day and year first above written.

IORA SOFTWARE LIMITED

By:	/s/ Mark Thompson
Name:	Mark Thompson
Title:	Chief Executive Officer

ACCEPTED AND AGREED:

LENDER:

MORIAH SOFTWARE MANAGEMENT LP

By: Black Dolphin Capital Management, LLC, its General Partner

By:	/s/ Greg Zilberstein
Name:	Greg Zilberstein
Title:	Managing Member

[SIGNATURE PAGE – PATENT AND TRADEMARK SECURITY AGREEMENT]

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EXHIBIT A

ASSIGNMENT OF PATENTS AND TRADEMARKS

This Assignment OF PATENTS AND TRADEMARKS (this “Assignment”), dated as of _________ __, 20__, made by IORA SOFTWARE LIMITED, a company incorporated as a private limited company under the Registrar for Companies for England and Wales with a principal place of business at Chapel House, 1-3 Chapel Street, Guildford, United Kingdom, GUI 3UH (“Assignor”), in favor of MORIAH SOFTWARE MANAGEMENT LP, a Delaware limited partnership with an address at c/o Black Dolphin Capital Management, LLC, One University Plaza, Suite 407, Hackensack, NJ 07601 (together with its successors and assigns, “Lender”) and the Assignee as set forth below.

RECITALS:

WHEREAS, Assignor has an ownership interest in the Patents described on Exhibit 1 attached hereto (the “Patents”); and

WHEREAS, Assignor has an ownership interest in the Trademarks described on Exhibit 2 attached hereto (the “Trademarks”); and

WHEREAS, Assignor and Lender are parties to that certain Loan and Security Agreement, dated as of August __, 2017 (as from time to time amended or supplemented, the “Loan Agreement”; capitalized terms used and not defined herein shall have the meanings set forth in the Loan Agreement); and

WHEREAS, Assignor granted to Lender a security interest in substantially all of Assignor’s property and assets to including the Patents and Trademarks and the goodwill associated therewith to secure the performance of its obligations under the Loan Agreement and the other Loan Documents; and

WHEREAS, it was a condition precedent to the Lender’s entry into the Loan Agreement that Assignor shall have executed and delivered this Assignment; and

WHEREAS, one or more Events of Default have occurred under the Loan Agreement and the Lender has the right to exercise its rights and remedies under the Loan Agreement and the other Loan Documents; and

WHEREAS, by this instrument, Assignor is hereby assigning the Patents and Trademarks to the Lender or its designee as set forth herein (such party, the “Assignee”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of are hereby acknowledged, Assignor hereby assigns to Lender the Patents and Trademarks as follows:

1.       Assignment of Trademarks. Assignor hereby assigns, transfers, and conveys to _________________________, a _____________ with offices at _________________ (the “Assignee”) all of Assignor’s right, title and interest in and to the Trademarks together with the goodwill associated therewith.

2.       Assignment of Patents. Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s right, title and interest in and to the Patents together with the goodwill associated therewith.

3.       Filing and Recordation. Assignee is hereby authorized to file or record this Assignment or any other instrument in such public offices and with such governmental authorities, including the United States Patent and Trademark Office, as Assignee may determine from time to time for the purpose of evidencing the foregoing assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Patents and Trademarks as of the date first above written.

ASSIGNOR:

IORA SOFTWARE LIMITED

By:
Name:
Title: